Exhibit 10.2

SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated as of July 11, 2016 (as amended, modified, restated or supplemented from time to time, this “Security Agreement”), is by and among SPX FLOW, INC., a Delaware corporation (the “Parent Borrower”), and the other parties identified as “Grantors” on the signature pages hereto and such other parties that may become Grantors after the date hereof (together with the Parent Borrower, individually a “Grantor”, and collectively the “Grantors”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined below).

W I T N E S S E T H

WHEREAS, the Parent Borrower, the Foreign Subsidiary Borrowers party thereto, the Lenders party thereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent, entered into that certain Credit Agreement, dated as of September 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, this Security Agreement is required by the terms of the Credit Agreement.

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Definitions.

(a)    Capitalized terms used and not otherwise defined herein shall have the meanings provided in the Credit Agreement.

(b)    The following terms shall have the meanings set forth in the UCC (as defined below): Accession, Account, As-Extracted Collateral, Chattel Paper, Commercial Tort Claim, Consumer Goods, Deposit Account, Document, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, General Intangible, Goods, Instrument, Inventory, Investment Property, Letter-of-Credit Right, Manufactured Home, Money, Proceeds, Securities Account, Securities Entitlement, Securities Intermediary, Software, Standing Timber, Supporting Obligation and Tangible Chattel Paper.

(c)    As used herein, the following terms shall have the meanings set forth below:

“Collateral” has the meaning provided in Section 2 hereof.

“Copyright License” means any written agreement providing for the grant by or to a Grantor of any right under any Copyright.

“Copyrights” means (a) all copyrights registered in the United States in all Works, now existing or hereafter created or acquired, all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, registrations, recordings and applications in the United States Copyright Office or in any similar office or agency of the United States, any state thereof or political subdivision thereof, and (b) all renewals thereof.

“Obligations” means the collective reference to the unpaid principal of and interest (and premium, if any) on the Loans (including Incremental Term Loans), Reimbursement Obligations, Bilateral FCI Reimbursement Obligations and Participation FCI Reimbursement Obligations and all other obligations and liabilities of the Borrowers and the Subsidiary Guarantors (including interest accruing at the then applicable rate provided in the Credit Agreement after the maturity of the Loans, Reimbursement Obligations, Bilateral FCI Reimbursement Obligations and Participation FCI Reimbursement Obligations and interest accruing at the then applicable rate provided in the Credit Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower or any Subsidiary Guarantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to any Agent or any other Secured Party, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Credit Agreement, the other Loan Documents, any Hedging Agreement of any Borrower or any Subsidiary Guarantor with any Lender or Affiliate of a Lender or Specified Cash Management Agreement with any Lender or any Affiliate of any Lender, in each case whether on account of principal, interest, premium, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to any Agent or to any other Secured Party that are required to be paid by any Borrower or any Subsidiary Guarantor pursuant to the terms of any of the foregoing agreements); provided, however, that the “Obligations” of any Borrower or any Subsidiary Guarantor shall exclude any Excluded Swap Obligations with respect to such Borrower or such Subsidiary Guarantor.

“Patent License” means any written agreement providing for the grant by or to a Grantor of any right under any Patent.

“Patents” means (a) all letters patent of the United States or any political subdivision thereof and all reissues and extensions thereof, and (b) all applications for letters patent of the United States and all divisions, continuations and continuations-in-part thereof.

“Secured Obligations” means the Obligations and the Subsidiary Obligations.

“Secured Parties” means the collective reference to the Administrative Agent, the Foreign Trade Facility Agent, the Lenders, in the case of any Hedging Agreement entered into by the Parent Borrower or any Guarantor or any Specified Cash Management Agreement, any Lender or any Affiliate of any Lender counterparty thereto, and in the case of any Subsidiary Loan Documents entered into by any Foreign Subsidiary or any Restricted Subsidiary with respect to any Subsidiary Obligations, the applicable lender or lenders party thereto.

“Subsidiary Loan Documents” means the definitive documentation governing any secured Indebtedness incurred by any Foreign Subsidiary or any Restricted Subsidiary pursuant to Section 6.2(k) or Section 6.2(r) of the Credit Agreement which has been designated by the Parent Borrower as a “Subsidiary Loan Document” by delivery to the Administrative Agent not later than 90 days after the execution and delivery thereof by such Foreign Subsidiary or Restricted Subsidiary of a Secured Party Designation Notice (as defined in the Guarantee and Collateral Agreement).

“Subsidiary Obligations” means the collective reference to the unpaid principal of and interest (and premium, if any) on any secured Indebtedness incurred by any Foreign Subsidiary or any Restricted Subsidiary pursuant to Section 6.2(k) or Section 6.2(r) of the Credit Agreement and all other obligations and liabilities of such Foreign Subsidiaries or Restricted Subsidiaries (including interest accruing at the then applicable rate provided in any Subsidiary Loan Document after the maturity of such indebtedness and such other obligations and liabilities and interest accruing at the then applicable rate in any Subsidiary Loan Document after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any such Foreign Subsidiary or Restricted Subsidiary, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, any Subsidiary Loan Documents, in each case whether on account of principal, interest, premium, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel that are required to be paid by any Foreign Subsidiary or any Restricted Subsidiary pursuant to the terms of any Subsidiary Loan Documents).

“Trademark License” means any written agreement providing for the grant by or to a Grantor of any right under any Trademark.

“Trademarks” means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade dress, trade styles, service marks, logos and other source or business identifiers, and the goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any political subdivision thereof, and (b) all renewals thereof.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York, except as such term may be used in connection with the perfection of the Collateral and then the applicable jurisdiction with respect to such affected Collateral shall apply.

“Work” means any work that is subject to copyright protection pursuant to Title 17 of the United States Code.

2.    Grant of Security Interest in the Collateral. To secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right to set off against, any and all right, title and interest of such Grantor in and to all of the following, whether now owned or existing or owned, acquired, or arising hereafter (collectively, the “Collateral”):

(a)    all Accounts;

(b)    all Chattel Paper;

(c)    those Commercial Tort Claims identified on Schedule 2(c) attached hereto;

(d)    all Copyrights;

(e)    all Copyright Licenses;

(f)    all Deposit Accounts;

(g)    all Documents;

(h)    all Equipment;

(i)    all Fixtures;

(j)    all General Intangibles;

(k)    all Goods;

(l)    all Instruments;

(m)    all Inventory;

(n)    all Investment Property;

(o)    all Letter-of-Credit Rights;

(p)    all Money;

(q)    all Patents;

(r)    all Patent Licenses;

(s)    all Software;

(t)    all Supporting Obligations;

(u)    all Trademarks;

(v)    all Trademark Licenses; and

(w)    all Accessions and all Proceeds of any and all of the foregoing.

Notwithstanding anything to the contrary contained herein, the security interests granted under this Security Agreement shall not extend to, and the Collateral shall not include, any Excluded Property.

The Grantors and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest created hereby in the Collateral (x) constitutes continuing collateral security for all of the Secured Obligations, whether now existing or hereafter arising, and (y) is not and shall not be construed as an assignment of any Copyrights, Copyright Licenses, Patents, Patent Licenses, Trademarks or Trademark Licenses.

3.    Representations and Warranties. Each Grantor hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:

(a)    Ownership. Each Grantor is the legal and beneficial owner of its Collateral and has the right to pledge, sell, assign or transfer the same.

(b)    Security Interest/Priority. This Security Agreement creates a valid security interest in favor of the Administrative Agent, for the benefit of the Secured Parties, in the Collateral of such Grantor and, when properly perfected by filing of a UCC financing statement or filing appropriate notices with the United States Patent and Trademark Office or the United States Copyright Office, shall constitute a valid, perfected, first priority (subject to Liens permitted by Section 6.3 of the Credit Agreement (other than Sections 6.3(a), 6.3(g), 6.3(i), 6.3(j), 6.3(l) and 6.3(m) of the Credit Agreement)) security interest in such Collateral, to the extent such security interest can be perfected by filing a financing statement under the UCC or filing appropriate notices with the United States Patent and Trademark Office or the United States Copyright Office, free and clear of all Liens except for except for Liens permitted by the Credit Agreement.

(c)    Types of Collateral. None of the Collateral consists of, or is the Proceeds of, As-Extracted Collateral, Consumer Goods, Farm Products, Manufactured Homes, or Standing Timber.

(d)    Accounts. (i) Each Account of the Grantors and the papers and documents relating thereto are genuine and in all material respects what they purport to be, (ii) each Account arises out of (A) a bona fide sale of goods sold and delivered by such Grantor (or is in the process of being delivered) or (B) services theretofore actually rendered by such Grantor to, the account debtor named therein, (iii) no surety bond was required or given in connection with any Account of a Grantor or the contracts or purchase orders out of which they arose, and (iv) the right to receive payment under each Account is assignable.

(e)    Equipment and Inventory. With respect to any Equipment and/or Inventory of a Grantor, each such Grantor has exclusive possession and control of such Equipment and Inventory of such Grantor except for (i) Equipment leased by such Grantor as a lessee or (ii) Equipment or Inventory in transit with common carriers. No Inventory of a Grantor is held by a Person other than a Grantor pursuant to consignment, sale or return, sale on approval or similar arrangement.

(f)    Contracts; Agreements; Licenses. No Grantor is a party to any material contracts, agreements or licenses which are non-assignable by their terms, or as a matter of law, or which prevent the granting of a security interest therein.

(g)    Consents, etc. Except for (i) the filing or recording of UCC financing statements, (ii) the filing of appropriate notices with the United States Patent and Trademark Office and the United States Copyright Office, and (iii) consents, authorizations, filings or other actions which have been obtained or made, no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder, member or creditor of such Grantor), is required for (A) the grant by such Grantor of the security interest in the Collateral granted hereby or for the execution, delivery or performance of this Security Agreement by such Grantor, (B) the perfection of such security interest (to the extent such security interest can be perfected by filing under the UCC or by filing an appropriate notice with the United States Patent and Trademark Office or the United States Copyright Office) or (C) the exercise by the Administrative Agent or the Secured Parties of the rights and remedies provided for in this Security Agreement.

(h)    Commercial Tort Claims. As of the First Amendment Effective Date, no Grantor has any Commercial Tort Claims seeking damages in excess of $1,000,000 other than those listed on Schedule 2(c).

(i)    Grantor Information. Set forth on Schedule 3(i) hereto is a complete and accurate list, as of the First Amendment Effective Date, of each Grantor’s (i) exact legal name, (ii) former legal names in the four (4) months prior to the date hereof, if any, (iii) jurisdiction of incorporation or organization, as applicable, (iv) type of organization, (v) jurisdictions in which it is qualified to do business, (vi) chief executive office address, (vii) principal place of business address, (viii) U.S. federal taxpayer identification number, and (ix) organization identification number. Other than as set forth on Schedule 3(i) hereto, no Grantor has been party to a merger, consolidation or other change in structure or used any trade name in the prior five (5) years.

4.    Covenants. Each Grantor covenants that until termination of the Domestic Revolving Commitments, the Global Revolving Commitments, the Participation FCI Commitments, the Bilateral FCI Issuing Commitments and the Participation FCI Issuing Commitments and payment in full of all Secured Obligations (other than contingent indemnification obligations) and the expiration (without any pending drawing) or termination (or cash collateralization or provision of other credit support as contemplated by the Credit Agreement) of all Letters of Credit and FCIs, such Grantor shall:

(a)    Filing of Financing Statements, Notices, etc. Execute and deliver to the Administrative Agent such agreements, assignments or instruments (including affidavits, notices, reaffirmations and amendments and restatements of existing documents, as the Administrative Agent may reasonably request) and do all such other things as the Administrative Agent may reasonably deem necessary or appropriate (i) to assure to the Administrative Agent its security interests hereunder, including (A) such instruments as the Administrative Agent may from time to time reasonably request in order to perfect and maintain the security interests to the extent granted hereunder in accordance with the UCC, (B) with regard to Copyrights, a Notice of Grant of Security Interest in Copyrights for filing with the United States Copyright Office in the form of Exhibit 4(a)(i), (C) with regard to Patents, a Notice of Grant of Security Interest in Patents for filing with the United States Patent and Trademark Office in the form of Exhibit 4(a)(ii) hereto and (D) with regard to Trademarks, a Notice of Grant of Security Interest in Trademarks for filing with the United States Patent and Trademark Office in the form of Exhibit 4(a)(iii) hereto, (ii) to consummate the transactions contemplated hereby and (iii) to otherwise protect and assure the Administrative Agent of its rights and interests hereunder. Furthermore, each Grantor also hereby irrevocably makes, constitutes and appoints the Administrative Agent, its nominee or any other person whom the Administrative Agent may reasonably designate, as such Grantor’s attorney in fact with full power and for the limited purpose to sign in the name of such Grantor any financing statements, or amendments and supplements to financing statements, renewal financing statements, notices or any similar documents, in each case, upon the occurrence of an Event of Default and during the continuation thereof and upon reasonable notice to the Grantors, which in the Administrative Agent’s reasonable discretion would be necessary or appropriate in order to perfect and maintain perfection of the security interests granted hereunder, such power, being coupled with an interest, being and remaining irrevocable until the termination of the Domestic Revolving Commitments, the Global Revolving Commitments, the Participation FCI Commitments, the Bilateral FCI Issuing Commitments and the Participation FCI Issuing Commitments and payment in full of all Secured Obligations (other than contingent indemnification obligations) and the expiration (without any pending drawing) or termination (or cash collateralization or provision of other credit support as contemplated by the Credit Agreement) of all Letters of Credit and FCIs. Each Grantor hereby agrees that a carbon, photographic or other reproduction of this Security Agreement or any such financing statement is sufficient for filing as a financing statement by the Administrative Agent without notice thereof to such Grantor wherever the Administrative Agent may in its sole discretion desire to file the same.

(b)    Collateral Held by Warehouseman, Bailee, etc. If any Collateral valued in excess of $1,000,000 is at any time in the possession or control of a warehouseman, bailee, landlord or any agent or processor of such Grantor and the Administrative Agent so requests, (i) notify such Person in writing of the Administrative Agent’s security interest therein, (ii) instruct such Person to hold all such Collateral for the Administrative Agent’s account and subject to the Administrative Agent’s instructions and (iii) use commercially reasonable efforts to obtain a written acknowledgment from such Person that it is holding such Collateral for the benefit of the Administrative Agent.

(c)    Treatment of Accounts. Not grant or extend the time for payment of any Account, or compromise or settle any Account for less than the full amount thereof, or release any person or property, in whole or in part, from payment thereof, or allow any credit or discount thereon, other than as normal and customary in the ordinary course of a Grantor’s business.

(d)    Commercial Tort Claims. (i) Promptly forward to the Administrative Agent an updated Schedule 2(c) listing any and all Commercial Tort Claims initiated by or in favor of such Grantor seeking damages in excess of $1,000,000 and (ii) execute and deliver such statements, documents and notices and do and cause to be done all such things as may be reasonably required by the Administrative Agent, or required by law to create, preserve, perfect and maintain the Administrative Agent’s security interest in any such Commercial Tort Claims.

(e)    Nature of Collateral. At all times maintain the Collateral as personal property and not affix any of the Collateral to any real property in a manner which would change its nature from personal property to real property or a Fixture to real property, unless the Administrative Agent shall have a perfected Lien on such Fixture or real property.

5.    Authorization to File Financing Statements. Each Grantor hereby authorizes the Administrative Agent to prepare and file such financing statements (including continuation statements) or amendments thereof or supplements thereto or other instruments as the Administrative Agent may from time to time deem necessary or appropriate in order to perfect and maintain the security interests granted hereunder in accordance with the UCC (including authorization to describe the Collateral as “all personal property”, “all assets” or words of similar meaning).

6.    Advances. (a) Upon the occurrence of an Event of Default and during the continuation thereof, or (b) on failure of any Grantor to perform any of the covenants and agreements contained herein and upon reasonable notice to the Grantors if, with respect to this clause (b), the Administrative Agent reasonably determines that the taking of a particular action is required prior to the expiration of any applicable cure period(s) in order to prevent an impairment of its rights in and to any Collateral, then, in either case, the Administrative Agent may, at its sole option and in its sole discretion, perform the same and in so doing may expend such sums as the Administrative Agent may reasonably deem advisable in the performance thereof, including, without limitation, the payment of any insurance premiums, the payment of any taxes, a payment to obtain a release of a Lien or potential Lien, expenditures made in defending against any adverse claim and all other expenditures that the Administrative Agent may make for the protection of the security hereof or that may be compelled to make by operation of law. All such sums and amounts so expended shall be repayable by the Grantors on a joint and several basis promptly upon timely notice thereof and demand therefor, shall constitute additional Secured Obligations and shall bear interest from the date said amounts are expended at the default rate of interest pursuant to Section 2.15(c) of the Credit Agreement. No such action by the Administrative Agent on behalf of any Grantor, and no such advance or expenditure therefor, shall relieve the Grantors of any Default or Event of Default. The Administrative Agent may make any payment hereby authorized in accordance with any bill, statement or estimate procured from the appropriate public office or holder of the claim to be discharged, without inquiry into the accuracy of such bill, statement or estimate or into the validity of any tax assessment, sale, forfeiture, tax lien, title or claim except to the extent such payment is being contested in good faith by a Grantor in appropriate proceedings and against which adequate reserves are being maintained in accordance with GAAP.

7.    Remedies.

(a)    General Remedies. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have, in addition to the rights and remedies provided herein, in the Loan Documents, in any other documents relating to the Secured Obligations, or by law (including, without limitation, levy of attachment, garnishment and the rights and remedies set forth in the UCC of the jurisdiction applicable to the affected Collateral), the rights and remedies of a secured party under the UCC and, further, the Administrative Agent may, with or without judicial process or the aid and assistance of others, with reasonable notice to the Grantors, (i) enter on any premises on which any of the Collateral may be located and, without resistance or interference by the Grantors, take possession of the Collateral, (ii) dispose of any Collateral on any such premises, (iii) require the Grantors to assemble and make available to the Administrative Agent at the expense of the Grantors any Collateral at any place and time designated by the Administrative Agent that is reasonably convenient to both parties, (iv) remove any Collateral from any such premises for the purpose of effecting sale or other disposition thereof, and/or (v) without demand and without advertisement, notice, hearing or process of law, all of which each of the Grantors hereby waives to the fullest extent permitted by law, at any place and time or times, sell and deliver any or all Collateral held by or for it at public or private sale, by one or more contracts, in one or more parcels, for Money, upon credit or otherwise, at such prices and upon such terms as the Administrative Agent deems advisable, in its sole discretion (subject to any and all mandatory legal requirements). Each of the Grantors acknowledges that any private sale referenced above may be at prices and on terms less favorable to the seller than the prices and terms that might have been obtained at a public sale and, notwithstanding the foregoing, agrees that such private sale shall be deemed to have been made in a commercially reasonable manner. Neither the Administrative Agent’s compliance with applicable law nor its disclaimer of warranties relating to the Collateral shall be considered to adversely affect the commercial reasonableness of any sale. To the extent the rights of notice cannot be legally waived hereunder, each Grantor agrees that any requirement of reasonable notice shall be met if such notice, specifying the place of any public sale or the time after which any private sale is to be made, is personally served on or mailed, postage prepaid, to the Parent Borrower in accordance with the notice provisions of Section 9.1 of the Credit Agreement at least ten (10) days before the time of sale or other event giving rise to the requirement of such notice. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Administrative Agent shall not be obligated to make any sale or other disposition of the Collateral regardless of notice having been given. To the extent permitted by law, any Secured Party may be a purchaser at any such sale. To the extent permitted by applicable law, each of the Grantors hereby waives all of its rights of redemption with respect to any such sale. Subject to the provisions of applicable law, the Administrative Agent may postpone or cause the postponement of the sale of all or any portion of the Collateral by announcement at the time and place of such sale, and such sale may, without further notice, to the extent permitted by law, be made at the time and place to which the sale was postponed, or the Administrative Agent may further postpone such sale by announcement made at such time and place.

(b)    Remedies relating to Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, whether or not the Administrative Agent has exercised any or all of its rights and remedies hereunder, (i) each Grantor will promptly upon request of the Administrative Agent instruct all account debtors to remit all payments in respect of Accounts to a mailing location selected by the Administrative Agent and (ii) the Administrative Agent shall have the right to enforce any Grantor’s rights against its customers and account debtors, and the Administrative Agent or its designee may notify (or require any Grantor to notify) any Grantor’s customers and account debtors that the Accounts of such Grantor have been assigned to the Administrative Agent or of the Administrative Agent’s security interest therein, and may (either in its own name or in the name of a Grantor or both) demand, collect (including without limitation by way of a lockbox arrangement), receive, take receipt for, sell, sue for, compound, settle, compromise and give acquittance for any and all amounts due or to become due on any Account, and, in the Administrative Agent’s discretion, file any claim or take any other action or proceeding to protect and realize upon the security interest of the Secured Parties in the Accounts. The Administrative Agent and the Secured Parties shall have no liability or responsibility to any Grantor for acceptance of a check, draft or other order for payment of money bearing the legend “payment in full” or words of similar import or any other restrictive legend or endorsement or be responsible for determining the correctness of any remittance. Furthermore, upon the occurrence of an Event of Default and during the continuation thereof, (x) the Administrative Agent shall have the right, but not the obligation, to make test verifications of the Accounts in any manner and through any medium that it reasonably considers advisable, and the Grantors shall furnish all such assistance and information as the Administrative Agent may require in connection with such test verifications, (y) upon the Administrative Agent’s request and at the expense of the Grantors, the Grantors shall furnish to the Administrative Agent reports showing reconciliations, aging and test verifications of, and trial balances for, the Accounts and (z) the Administrative Agent in its own name or in the name of others may communicate with account debtors on the Accounts to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Accounts.

(c)    Deposit Accounts. Upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may prevent withdrawals or other dispositions of funds in Deposit Accounts maintained with the Administrative Agent.

(d)    Access. In addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent shall have the right, upon reasonable notice to the Grantors, to enter and remain upon the various premises of the Grantors without cost or charge to the Administrative Agent, and use the same, together with materials, supplies, books and records of the Grantors for the purpose of collecting and liquidating the Collateral, or for preparing for sale and conducting the sale of the Collateral, whether by foreclosure, auction or otherwise. In addition, the Administrative Agent may remove Collateral, or any part thereof, from such premises and/or any records with respect thereto, in order to effectively collect or liquidate such Collateral.

(e)    Nonexclusive Nature of Remedies. Failure by the Administrative Agent or the Secured Parties to exercise any right, remedy or option under this Security Agreement, any other Loan Document, any other documents relating to the Secured Obligations, or as provided by law, or any delay by the Administrative Agent or the Secured Parties in exercising the same, shall not operate as a waiver of any such right, remedy or option. No waiver hereunder shall be effective unless it is in writing, signed by the party against whom such waiver is sought to be enforced and then only to the extent specifically stated, which in the case of the Administrative Agent or the Secured Parties shall only be granted as provided herein. To the extent permitted by law, neither the Administrative Agent, the Secured Parties, nor any party acting as attorney for the Administrative Agent or the Secured Parties, shall be liable hereunder for any acts or omissions or for any error of judgment or mistake of fact or law other than their gross negligence or willful misconduct hereunder. The rights and remedies of the Administrative Agent and the Secured Parties under this Security Agreement shall be cumulative and not exclusive of any other right or remedy that the Administrative Agent or the Secured Parties may have.

(f)    Retention of Collateral. To the extent permitted under applicable law, in addition to the rights and remedies hereunder, upon the occurrence of an Event of Default and during the continuation thereof, the Administrative Agent may, in compliance with Sections 9-620 and 9-621 of the UCC or otherwise complying with the requirements of applicable law of the relevant jurisdiction, accept or retain the Collateral in satisfaction of the Secured Obligations. Unless and until the Administrative Agent shall have provided such notices, however, the Administrative Agent shall not be deemed to have accepted or retained any Collateral in satisfaction of any Secured Obligations for any reason.

(g)    Deficiency. In the event that the proceeds of any sale, collection or realization are insufficient to pay all amounts to which the Administrative Agent or the Secured Parties are legally entitled, the Grantors shall be jointly and severally liable for the deficiency, together with interest thereon at the default rate of interest pursuant to Section 2.15(c) of the Credit Agreement, and costs of collection and the fees, charges and disbursements of counsel. Any surplus remaining after the full payment and satisfaction of the Secured Obligations shall be returned to the Grantors or to whomsoever a court of competent jurisdiction shall determine to be entitled thereto.

8.    Rights of the Administrative Agent.

(a)    Power of Attorney. In addition to other powers of attorney contained herein, each Grantor hereby designates and appoints the Administrative Agent, on behalf of the Secured Parties, and each of its designees or agents, as attorney-in-fact of such Grantor, irrevocably and with power of substitution, with authority to take any or all of the following actions solely upon the occurrence of an Event of Default and during the continuation thereof:

(i)    to demand, collect, settle, compromise, adjust and give discharges and releases concerning the Collateral, all as the Administrative Agent may reasonably deem appropriate;

(ii)    to commence and prosecute any actions at any court for the purposes of collecting the Collateral and enforcing any other right in respect thereof;

(iii)    to defend, settle or compromise any action, suit or proceeding brought and, in connection therewith, give such discharge or release as the Administrative Agent may reasonably deem appropriate;

(iv)    to receive and open payment remittances and endorse checks, notes, drafts, acceptances, money orders, bills of lading, warehouse receipts or other instruments or documents evidencing payment, shipment or storage of the goods giving rise to the Collateral on behalf of and in the name of such Grantor, or securing, or relating to such Collateral;

(v)    to pay or discharge taxes, liens, security interests or other encumbrances levied or placed on or threatened against the Collateral;

(vi)    to direct any parties liable for any payment in connection with any of the Collateral to make payment of any and all monies due and to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct;

(vii)    to receive payment of and receipt for any and all monies, claims, and other amounts due and to become due at any time in respect of or arising out of any Collateral;

(viii)    to sell, assign, transfer, make any agreement in respect of, or otherwise deal with or exercise rights in respect of, any Collateral or the goods or services that have given rise thereto, as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes;

(ix)    to adjust and settle claims under any insurance policy relating thereto;

(x)    to execute and deliver all assignments, conveyances, statements, financing statements, renewal financing statements, security and pledge agreements, affidavits, notices and other agreements, instruments and documents that the Administrative Agent may determine necessary in order to perfect and maintain the security interests and liens granted in this Security Agreement and in order to fully consummate all of the transactions contemplated therein;

(xi)    to institute any foreclosure proceedings that the Administrative Agent may reasonably deem appropriate;

(xii)    to sign and endorse any drafts, assignments, verifications, notices and other documents relating to the Collateral; and

(xiii)    to do and perform all such other acts and things as the Administrative Agent may reasonably deem appropriate in connection with the Collateral.

This power of attorney is a power coupled with an interest and shall be irrevocable until termination of the Domestic Revolving Commitments, the Global Revolving Commitments, the Participation FCI Commitments, the

Bilateral FCI Issuing Commitments and the Participation FCI Issuing Commitments and payment in full of all Secured Obligations (other than contingent indemnification obligations) and the expiration (without any pending drawing) or termination (or cash collateralization or provision of other credit support as contemplated by the Credit Agreement) of all Letters of Credit and FCIs. The Administrative Agent shall be under no duty to exercise or withhold the exercise of any of the rights, powers, privileges and options expressly or implicitly granted to the Administrative Agent in this Security Agreement, and shall not be liable for any failure to do so or any delay in doing so. The Administrative Agent shall not be liable for any act or omission or for any error of judgment or any mistake of fact or law in its individual capacity or its capacity as attorney-in-fact except acts or omissions resulting from its gross negligence or willful misconduct. This power of attorney is conferred on the Administrative Agent solely to protect, preserve and realize upon its security interest in the Collateral.

(b)    Assignment by the Administrative Agent. The Administrative Agent may from time to time assign the Secured Obligations to a successor Administrative Agent appointed in accordance with the Credit Agreement, and such successor shall be entitled to all of the rights and remedies of the Administrative Agent under this Security Agreement in relation thereto.

(c)    The Administrative Agent’s Duty of Care. Other than the exercise of reasonable care to assure the safe custody of the Collateral while being held by the Administrative Agent hereunder, the Administrative Agent shall have no duty or liability to preserve rights pertaining thereto, it being understood and agreed that the Grantors shall be responsible for preservation of all rights in the Collateral, and the Administrative Agent shall be relieved of all responsibility for the Collateral upon surrendering it or tendering the surrender of it to the Grantors. The Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Administrative Agent accords its own property, which shall be no less than the treatment employed by a reasonable and prudent agent in the industry, it being understood that the Administrative Agent shall not have responsibility for taking any necessary steps to preserve rights against any parties with respect to any of the Collateral. In the event of a public or private sale of Collateral pursuant to Section 7 hereof, the Administrative Agent shall have no responsibility for (i) ascertaining or taking action with respect to any matters relating to any Collateral, whether or not the Administrative Agent has or is deemed to have knowledge of such matters, or (ii) taking any steps to clean, repair or otherwise prepare the Collateral for sale, in each case, unless the failure to do so would not be commercially reasonable.

(d)    Liability with Respect to Accounts. Anything herein to the contrary notwithstanding, each of the Grantors shall remain liable under each of the Accounts to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise to each such Account. Neither the Administrative Agent nor any holder of Secured Obligations shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Security Agreement or the receipt by the Administrative Agent or any holder of Secured Obligations of any payment relating to such Account pursuant hereto, nor shall the Administrative Agent or any holder of Secured Obligations be obligated in any manner to perform any of the obligations of a Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

(e)    Releases of Collateral. If any Collateral shall be Disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Liens created hereby on such Collateral shall be automatically released and the Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases and other documents, and take such other actions, reasonably necessary or desirable to evidence the release of the Liens on such Collateral. If any Grantor ceases to be a Wholly Owned Subsidiary pursuant to a transaction expressly permitted by the Credit Agreement and if, as a result of such transaction, the Parent Borrower and its Restricted Subsidiaries own less than 75% of the outstanding voting Capital Stock of such Grantor, then such Grantor shall be automatically released from its obligations hereunder and the Administrative Agent, at the request and sole expense of the Parent Borrower, shall execute and deliver all releases and other documents, and take such other actions, reasonably necessary or desirable to evidence the release of such Grantor.

9.    Application of Proceeds. Upon the acceleration of the Obligations pursuant to Article VIII of the Credit Agreement, any payments in respect of the Secured Obligations and any proceeds of the Collateral, when received by the Administrative Agent or any Secured Party in Money, will be applied in reduction of the Secured Obligations in the order set forth in Section 6.3 of the Guarantee and Collateral Agreement.

10.    Continuing Agreement.

(a)    This Security Agreement shall remain in full force and effect until termination of the Domestic Revolving Commitments, the Global Revolving Commitments, the Participation FCI Commitments, the Bilateral FCI Issuing Commitments and the Participation FCI Issuing Commitments and payment in full of all Secured Obligations (other than contingent indemnification obligations) and the expiration (without any pending drawing) or termination (or cash collateralization or provision of other credit support as contemplated by the Credit Agreement) of all Letters of Credit and FCIs, at which time this Security Agreement shall be automatically terminated and the Liens granted hereunder shall be automatically released and the Administrative Agent shall, upon the request and at the expense of the Grantors, forthwith take such actions as are reasonably necessary to evidence the release of all of its Liens hereunder, shall return all instruments pledged hereunder and all other Collateral in its possession and shall execute and deliver all UCC termination statements and/or other documents reasonably requested by the Grantors to evidence such termination and release.

(b)    This Security Agreement shall continue to be effective or be automatically reinstated, as the case may be, if at any time payment, in whole or in part, of any of the Secured Obligations is rescinded or must otherwise be restored or returned by the Administrative Agent or the Secured Parties as a preference, fraudulent conveyance or otherwise under any debtor relief law, all as though such payment had not been made; provided that in the event payment of all or any part of the Secured Obligations is rescinded or must be restored or returned, all reasonable costs and expenses (including without limitation any reasonable legal fees and disbursements) incurred by the Administrative Agent or any Secured Party in defending and enforcing such reinstatement shall be deemed to be included as a part of the Secured Obligations.

11.    Amendments, Waivers, Modifications, etc. This Security Agreement and the provisions hereof may not be amended, waived, modified, changed, discharged or terminated except as set forth in Section 9.2 of the Credit Agreement; provided that any update or revision to Schedule 2(c) hereof delivered by any Grantor in accordance with the terms hereof shall not constitute an amendment for purposes of this Section 11 or Section 9.2 of the Credit Agreement.

12.    Successors in Interest. This Security Agreement shall be binding upon each Grantor, its successors and assigns and shall inure, together with the rights and remedies of the Administrative Agent and the holders of the Secured Obligations hereunder, to the benefit of the Administrative Agent and the Secured Parties and their successors and permitted assigns.

13.    Notices. All notices required or permitted to be given under this Security Agreement shall be given as provided in Section 9.1 of the Credit Agreement.

14.    Counterparts. This Security Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Security Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Security Agreement.

15.    Headings. The headings of the sections and subsections hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Security Agreement.

16.    Governing Law; Submission to Jurisdiction; Venue; Waiver of Jury Trial. The terms of Sections 9.9 and 9.12 of the Credit Agreement with respect to governing law, submission to jurisdiction, venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.

17.    Severability. If any provision of this Security Agreement is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

18.    Entirety. This Security Agreement, the other Loan Documents and the other documents relating to the Secured Obligations represent the entire agreement of the parties hereto and thereto, and supersede all prior agreements and understandings, oral or written, if any, including any commitment letters or correspondence relating to the Loan Documents, any other documents relating to the Secured Obligations, or the transactions contemplated herein and therein.

19.    Survival. All representations and warranties of the Grantors hereunder shall survive the execution and delivery of this Security Agreement, the other Loan Documents and the other documents relating to the Secured Obligations, the delivery of the Notes and the extension of credit thereunder or in connection therewith.

20.    Other Security. To the extent that any of the Secured Obligations are now or hereafter secured by property other than the Collateral (including, without limitation, real property and securities owned by a Grantor), or by a guarantee, endorsement or property of any other Person, then the Administrative Agent shall have the right to proceed against such other property, guarantee or endorsement upon the occurrence of an Event of Default and during the continuation thereof, and the Administrative Agent shall have the right, in its sole discretion, to determine which rights, security, liens, security interests or remedies the Administrative Agent shall at any time pursue, relinquish, subordinate, modify or take with respect thereto, without in any way modifying or affecting any of them or the Secured Obligations or any of the rights of the Administrative Agent or the Secured Parties under this Security Agreement, under any of the other Loan Documents or under any other document relating to the Secured Obligations.

21.    Joinder. Each Subsidiary of the Parent Borrower that is required to become a party to this Security Agreement pursuant to Section 5.11 of the Credit Agreement shall become a Grantor for all purposes of this Security Agreement upon execution and delivery by such Subsidiary of a Joinder Agreement in the form of Exhibit 21 hereto.

22.    Rights of Required Lenders. All rights of the Administrative Agent hereunder, if not exercised by the Administrative Agent, may be exercised by the Required Lenders.

[Signature Pages Follow]

Each of the parties hereto has caused a counterpart of this Security Agreement to be duly executed and delivered as of the date first above written.
GRANTORS:                    SPX FLOW, INC.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

CORPORATE PLACE LLC,
a Delaware limited liability company

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SPX FLOW HOLDINGS, INC.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SPX FLOW TECHNOLOGY SYSTEMS, INC.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

SPX FLOW US, LLC,
a Delaware limited liability company

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

DELANEY HOLDINGS CO.,
a Delaware corporation

By: /s/ Stephen A. Tsoris
Name: Stephen A. Tsoris
Title: Vice President and Secretary

Accepted and agreed to as of the date first above written.

BANK OF AMERICA, N.A.,
as Administrative Agent

By: /s/ Robert Rittelmeyer
Name: Robert Rittelmeyer
Title: Vice President

SCHEDULE 2(c)

COMMERCIAL TORT CLAIMS

SCHEDULE 3(i)

GRANTOR INFORMATION

EXHIBIT 4(a)(i)

FORM OF NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHTS

United States Copyright Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of July 11, 2016 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and a right to set off against the copyrights and copyright applications shown on Schedule 1 to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing copyrights and copyright applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any copyright or copyright application.

Very truly yours,

__________________________________
[Grantor]

By:_______________________________
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:_______________________________
Name:
Title:

EXHIBIT 4(a)(ii)

FORM OF NOTICE OF GRANT OF SECURITY INTEREST IN PATENTS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of July 11, 2016 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and a right to set off against the patents and patent applications shown on Schedule 1 to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing patents and patent applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any patent or patent application.

Very truly yours,

__________________________________
[Grantor]

By:_______________________________
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:_______________________________
Name:
Title:

EXHIBIT 4(a)(iii)

FORM OF NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARKS

United States Patent and Trademark Office

Ladies and Gentlemen:

Please be advised that pursuant to the Security Agreement dated as of July 11, 2016 (as the same may be amended, modified, restated or supplemented from time to time, the “Security Agreement”) by and among the Grantors from time to time party thereto (each an “Grantor” and collectively, the “Grantors”) and Bank of America, N.A., as Administrative Agent (the “Administrative Agent”) for the Secured Parties referenced therein, the undersigned Grantor has granted a continuing security interest in and a right to set off against the trademarks and trademark applications shown on Schedule 1 to the Administrative Agent for the ratable benefit of the Secured Parties.

The undersigned Grantor and the Administrative Agent, on behalf of the Secured Parties, hereby acknowledge and agree that the security interest in the foregoing trademarks and trademark applications (i) may only be terminated in accordance with the terms of the Security Agreement and (ii) is not to be construed as an assignment of any trademark or trademark application.

Very truly yours,

__________________________________
[Grantor]

By:_______________________________
Name:
Title:

Acknowledged and Accepted:

BANK OF AMERICA, N.A.,
as Administrative Agent

By:_______________________________
Name:
Title:

EXHIBIT 21

FORM OF JOINDER AGREEMENT

THIS JOINDER AGREEMENT (this “Agreement”), dated as of _____________, 20__, is by and between _____________________, a ___________________ (the “Subsidiary”), and BANK OF AMERICA, N.A., in its capacity as Administrative Agent under that certain Credit Agreement (as it may be amended, modified, restated or supplemented from time to time, the “Credit Agreement”), dated as of September 1, 2015, by and among SPX FLOW, INC., a Delaware corporation (the “Parent Borrower”), the Foreign Subsidiary Borrowers party thereto, the Lenders from time to time party thereto, Deutsche Bank AG Deutschlandgeschäft Branch, as Foreign Trade Facility Agent, and Bank of America, N.A., as Administrative Agent. Capitalized terms used herein but not defined herein shall have the meanings provided in the Credit Agreement or the Security Agreement, as applicable.
The Parent Borrower is required by Section 5.11 of the Credit Agreement to cause the Subsidiary to become a “Grantor” under the Security Agreement. Accordingly, the Subsidiary hereby agrees as follows with the Administrative Agent, for the benefit of the Secured Parties:
1.The Subsidiary hereby acknowledges, agrees and confirms that, by its execution of this Agreement, the Subsidiary will be deemed to be a party to the Security Agreement, and shall have all the obligations of a “Grantor” thereunder as if it had executed the Security Agreement. The Subsidiary hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting generality of the foregoing terms of this paragraph 1, the Subsidiary hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, and a right of set off against any and all right, title and interest of the Subsidiary in and to the Collateral (as such term is defined in Section 2 of the Security Agreement) of the Subsidiary.
2.The Subsidiary hereby represents and warrants to the Administrative Agent, for the benefit of the Secured Parties, that:
(a)Set forth on Schedule 1 attached hereto is a complete and accurate list as of the date hereof of the Subsidiary’s (i) exact legal name, (ii) former legal names in the four (4) months prior to the date hereof, if any, (iii) jurisdiction of its incorporation or organization, as applicable, (iv) type of organization, (v) jurisdictions in which the Subsidiary is qualified to do business, (vi) chief executive office address, (vii) principal place of business address, (viii) U.S. federal taxpayer identification number, and (ix) organization identification number. Other than as set forth on Schedule 1 attached hereto, the Subsidiary has not been party to a merger, consolidation or other change in structure or used any trade name in the prior five (5) years.
(b)As of the date hereof, the Subsidiary does not have any Commercial Tort Claims seeking damages in excess of $1,000,000 other than those listed on Schedule 2 attached hereto.
(c)    Schedule 3 attached hereto sets forth the name of, and the direct and indirect ownership interest of the Subsidiary in, each Subsidiary of the Subsidiary, as of the date hereof.
(d)    Set forth on Schedule 4 attached hereto is a list of all Intellectual Property owned by the Subsidiary as of the date hereof which is the subject of a registration or application for registration with the United States Copyright Office or the United States Patent and Trademark Office. As of the date hereof, none of the Intellectual Property owned by the Subsidiary is subject to any licensing agreement or similar arrangement except (i) as set forth on Schedule 4 attached hereto or (ii) in the ordinary course of business.
(e)    Set forth on Schedule 5 attached hereto as of the date hereof is a list of all real property located in the United States that is owned or leased, in each case, by the Subsidiary (and, in each case, including (i) the name of the Loan Party owning (or leasing) such property, (ii) the property address, (iii) with respect to each Mortgaged Property, the number of buildings located on such property, and (iv) the city, county, state and zip code which such property is located).
(f)    As of the date hereof, Schedule 6 attached hereto lists all of the filing jurisdictions in which UCC Financing Statements are required to be filed for the Subsidiary pursuant to any Security Document (to the extent such Security Document is required to be in effect).

3.The address and contact information of the Subsidiary for purposes of all notices and other communications is [__].

4.This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

5.THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

[signature pages follow]

IN WITNESS WHEREOF, the Subsidiary has caused this Joinder Agreement to be duly executed by an authorized officer, and the Administrative Agent has caused the same to be accepted by an authorized officer, as of the day and year first above written.
[SUBSIDIARY]
By:_______________________________
Name:
Title:
Acknowledged and accepted:
BANK OF AMERICA, N.A.,
as Administrative Agent
By:_______________________________
Name:
Title:

Schedule 1

[Subsidiary Information]

Schedule 2

[Commercial Tort Claims]

Schedule 3

[Subsidiaries]

Schedule 4

[Intellectual Property]

Schedule 5

[Owned and Leased Real Property]

Schedule 6

[UCC Filing Jurisdictions]